Filed Pursuant to Rule 424(b)(3)

                                                     Registration No. 333-34648



PROSPECTUS SUPPLEMENT DATED NOVEMBER 20, 2000

(To Prospectus filed on May 8, 2000)


                                PMC-SIERRA, INC.



                                   PROSPECTUS

                        1,716,072 Shares of Common Stock





         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

         The table captioned "Selling Stockholders" commencing on page 4 of the Prospectus is hereby amended to reflect the following additions and changes.




                                                               Shares to be
                                                              Offered for the
      Selling Stockholders                                 Selling Stockholder
-------------------------------------------------  -----------------------------

Telantis Venture Partners V, Inc.                                    13,140

Richard W. Dyer                                                       1,643